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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                              Date of Report (Date
                          of earliest event reported):

                                  June 24, 2002



                         WORLD OMNI AUTO RECEIVABLES LLC
 (Exact name of registrant and grantor of the Trust as specified in its charter)

                    WORLD OMNI AUTO RECEIVABLES TRUST 2002-A
                     (Issuer with respect to the Securities)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                                   333-69732
                            (Commission File Number)

                                   52-2184798
                (Registrant's I.R.S. Employer Identification No.)

                         World Omni Auto Receivables LLC
                              190 N.W. 12th Avenue
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable

                         Exhibit Index appears on Page 4


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Item 5.  Other Events

     On June 24, 2002, the registrant made available to prospective investors a series term sheet setting forth a description of the preliminary pool of receivables and the proposed structure of $837,250,000 aggregate principal amount of Series 2002-A Auto Receivables Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of the World Omni Auto Receivables Trust 2002-A. The series term sheet is attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No. Description

Exhibit 99 Series Term Sheet dated June 24, 2002 with respect to the proposed issuance of the Series 2002-A Auto Receivables Backed Notes,
            Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of World Omni Auto Receivables Trust 2002-A.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WORLD OMNI AUTO RECEIVABLES LLC
                                           (Registrant)

                                           /s/ Alan Kirschenbaum
                                           -----------------------------------
Dated:  June 24, 2002                      By:  Alan Kirschenbaum
                                           Its:  Assistant Treasurer


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                                INDEX OF EXHIBITS

Exhibit No.  Exhibit

Exhibit 99 Series Term Sheet dated June 24, 2002 with respect to the proposed issuance of the Series 2002-A Auto Receivables Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of World Omni Auto Receivables Trust 2002-A.

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